 Exhibit (a)(1)(B)
Letter of Transmittal
To Tender Class A Ordinary Shares
of
MANCHESTER UNITED PLC
a Cayman Islands exempted company
at
$33.00 per Class A Ordinary Share in Cash
Pursuant to the Offer to Purchase
Dated January 17, 2024
by
TRAWLERS LIMITED
a company limited by shares incorporated under the laws of the Isle of Man and wholly owned by
JAMES A. RATCLIFFE
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., EASTERN TIME, ON FEBRUARY 13, 2024, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.
The Depositary for the Offer is:
Computershare Trust Company, N.A.
By Mail:	If Delivering via UPS or FedEx:
Computershare Trust Company, N.A. c/o Voluntary Corp Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF CLASS A SHARES SURRENDERED
Certificated Class A Shares**
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s)) (Attach additional signed list if necessary)	Certificate Number(s)*	Total Number of Class A Shares Represented by Certificate(s)*	Number of Class A Shares Surrendered**	Book Entry Shares Surrendered

Total Class A Shares
* Need not be completed by book-entry shareholders.
** Unless otherwise indicated, it will be assumed that all Class A Shares represented by certificates described above are being surrendered hereby.
Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete and sign the Internal Revenue Service (the “IRS”) Form W-9 included in this Letter of Transmittal, if the shareholder is a United States person. Shareholders who are not United States persons should submit a properly completed and signed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8. Failure to provide the information on IRS Form W-9 or an appropriate IRS Form W-8, as applicable, may subject you to United States federal income tax backup withholding on any payments made to you pursuant to the Offer (as defined below). The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your Class A Shares (as defined below) in the Offer.
This Letter of Transmittal is being delivered to you in connection with the offer by Trawlers Limited (“Purchaser”), a company limited by shares incorporated under the laws of the Isle of Man and wholly owned by James A. Ratcliffe, a natural person (an “Offeror” and together with the Purchaser, the “Offerors”), to purchase up to 13,237,834 Class A ordinary shares (the “Offer Cap”), par value $0.0005 per share (“Class A Shares”), of Manchester United plc (the “Company”), a Cayman Islands exempted company, which, based on information provided by the Company, represents 25.0% of the issued and outstanding Class A Shares as of the close of business on December 22, 2023, rounded up to the nearest whole Class A Share, at a price of $33.00 per Class A Share, in cash, without interest thereon, less any required tax withholding (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of the date hereof (together with any amendments or supplements hereto, the “Offer to Purchase”) and in this related Letter of Transmittal, dated as of the date hereof (together with any amendments or supplements thereto, this “Letter of Transmittal”) (which, as they may be amended, supplemented, or otherwise modified from time to time, together constitute the “Offer”). The Offer will expire at one minute after 11:59 p.m. Eastern Time on February 13, 2024 (the “Expiration Time”), unless Purchaser has extended the Offer in accordance with the terms of the Offer, in which event the term “Expiration Time” will mean the time to which the initial expiration time of the Offer is so extended.
The Offer is being made to all holders of the Class A Shares. The Offerors are not aware of any jurisdiction in which the making of the Offer or the acceptance thereof would be prohibited by securities, “blue sky” or other valid laws of such jurisdiction. If the Offerors become aware of any U.S. state in which the making of the Offer or the acceptance of Class A Shares pursuant thereto would not be in compliance with an administrative or judicial action taken pursuant to a U.S. state statute, the Offerors will make a good faith effort to comply with any such law. If, after such good faith effort, the Offerors cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Class A Shares in such state. In any jurisdictions where applicable laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of the Offerors by one or more registered brokers or dealers licensed under the laws of such jurisdiction to be designated by the Offerors.
This Letter of Transmittal is to be used by holders of Class A Shares of the Company if certificates (“Certificates”) for Class A Shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of Class A Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company, N.A. at The Depository Trust Company (“DTC”) (as described in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof).
There will be no guaranteed delivery process available to tender Class A Shares.
Additional Information if Certificates That Have Been Lost, Destroyed, Stolen or Mutilated, Are Being Delivered by Book-Entry Transfer.
If Certificates you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated, you should contact Computershare Investor Services in its capacity as transfer agent (the “Transfer Agent”), toll-free at +1 (800) 736 3001 regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.
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CHECK HERE IF TENDERED CLASS A SHARES ARE BEING DELIVERED HEREWITH.

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CHECK HERE IF YOU HAVE LOST YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). BY CHECKING THIS BOX, YOU UNDERSTAND THAT YOU MUST CONTACT COMPUTERSHARE INVESTOR SERVICES TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 11.

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CHECK HERE IF TENDERED CLASS A SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF DTC MAY DELIVER CLASS A SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
The undersigned hereby tenders to Trawlers Limited (“Purchaser”), a company limited by shares incorporated under the laws of the Isle of Man and wholly owned by James A. Ratcliffe, a natural person (an “Offeror” and together with the Purchaser, the “Offerors”), the above described Class A ordinary shares, par value $0.0005 per share (“Class A Shares”), of Manchester United plc, a Cayman Islands exempted company (the “Company”), pursuant to the Offerors’ offer to purchase up to 13,237,834 Class A Shares (the “Offer Cap”), which, based on information provided by the Company, represents 25.0% of the issued and outstanding Class A Shares as of the commencement of the Offer, rounded up to the nearest whole Class A Share, at a price of $33.00 per Class A Share, in cash, without interest thereon, less any required tax withholding (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of the date hereof (the “Offer to Purchase”), and in this related Letter of Transmittal, dated as of the date hereof (the “Letter of Transmittal”) (which, as they may be amended, supplemented, or otherwise modified from time to time, together constitute the “Offer”). The Offer will expire at one minute after 11:59 p.m. Eastern Time on February 13, 2024 (the “Expiration Time”), unless Purchaser has extended the Offer in accordance with the terms of the Offer, in which event the term “Expiration Time” will mean the time to which the initial expiration time of the Offer is so extended.
The undersigned understand that in the event that Class A Shares representing more than the Offer Cap are validly tendered (and not validly withdrawn as described in Section 4 of the Offer to Purchase) prior to the Expiration Time, Purchaser will purchase a number of Class A Shares equal to the Offer Cap on a pro rata basis based on the number of Class A Shares validly tendered (and not validly withdrawn) prior to the Expiration Time. In doing so, Purchaser will determine the number of Class A Shares validly tendered (and not validly withdrawn) by each tendering shareholder and apply a proration factor to determine the number of tendered Class A Shares Purchaser will purchase from each tendering shareholder. The proration factor will equal a number of Class A Shares equal to the Offer Cap, divided by the number of Class A Shares that were validly tendered (and not validly withdrawn) (with any resulting fractional Class A Shares rounded to the nearest whole Class A Share). If proration of tendered Class A Shares is required, because of the difficulty of determining the number of Class A Shares validly tendered (and not validly withdrawn) prior to the expiration of the Offer, we do not expect to be able to announce the final results of the proration or pay for any Class A Shares until up to five New York Stock Exchange trading days after the Expiration Time. See Section 1 of the Offer to Purchase.
Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment and purchase of Class A Shares validly tendered herewith (and not validly withdrawn) on or prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Class A Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Class A Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Purchaser the true and lawful agent and attorney-in-fact of the undersigned with respect to such Class A Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Class A Shares tendered by this Letter of Transmittal), to: (i) deliver Certificates for such Class A Shares (and any and all Distributions) or transfer ownership of such Class A Shares (and any and all Distributions) on the account books maintained by The Depository Trust Company (“DTC”) or otherwise held in book-entry form, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser; (ii) present such Class A Shares (and any and all Distributions) for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class A Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message, as defined in Section 3 of the Offer to Purchase), effective as of the Offer Acceptance Time, the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to: (i) vote at any annual or extraordinary general meeting of the Company shareholders occurring after the Offer Acceptance Time (as defined in Section 1 of the Offer to Purchase) or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to; (ii) execute any written consent concerning any matter referred to in clause (i) as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to; and (iii) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Class A Shares (and any and all Distributions) validly tendered hereby and accepted for payment and purchase by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Class A Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable as of the effectiveness thereof and are granted in consideration of the acceptance for payment and purchase of such Class A Shares in accordance with the terms of the Offer. Such acceptance for payment and purchase shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Class A Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Class A Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment and purchase of such Class A Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Class A Shares (and any and all Distributions), including voting at any meeting of the Company shareholders. The power of attorney granted by the undersigned pursuant to this Letter of Transmittal shall be governed by, and construed in accordance with, the laws of the state of New York.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Class A Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment and purchase by Purchaser, Purchaser will acquire good and unencumbered title to such Class A Shares (and such Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Class A Shares, or the Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Class A Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by Computershare Trust Company, N.A. (the “Depositary”) or the Offerors to be necessary or desirable to complete the sale, assignment and transfer of the Class A Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of any and all of the Class A Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Class A Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.
All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned hereby acknowledges that delivery of any Certificate shall be effected, and risk of loss and title to such Certificate shall pass, only upon the proper delivery of such Certificate to the Depositary.
The undersigned understands that the valid tender of Class A Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Class A Shares for payment will constitute a binding agreement between the undersigned and the Offerors upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for payment and purchase any Class A Shares tendered hereby.
The undersigned agrees, to the extent applicable, to ratify, accept and approve, in connection with all Class A Shares held, each and every act or thing that has been done or effected, or may be done or effected, by the Offerors, the Sellers or the Company, or any of their directors, officers, employees or agents in respect to the Offer, the Amended Articles and the transactions. The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Offerors or the Depositary or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and actions and execute all such documents as may be required to enable the Offerors or the Receiving Agent to secure the full benefits of this Letter of Transmittal.
Unless otherwise indicated under “Special Payment Instructions,” a check will be issued for the purchase price of all Class A Shares purchased and, if appropriate, Certificates not tendered or accepted for payment and purchase in the name(s) of the registered holder(s) appearing above under “Description of Class A Shares Tendered” will be returned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the check for the purchase price of all Class A Shares purchased will be mailed and, if appropriate, any Certificates not tendered or not accepted for payment and purchase (and any accompanying documents, as appropriate) will be returned to the address(es) of the registered holder(s) appearing above under “Description of Class A Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, the check for the purchase price of all Class A Shares accepted for payment and purchase will be issued and, if appropriate, any Certificates not tendered or not accepted for payment and purchase (and any accompanying documents, as appropriate) will be returned in the name(s) of, and deliver such check and, if appropriate, return any Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” any Class A Shares tendered herewith that are not accepted for payment and purchase will be credited by book-entry transfer by crediting the account at DTC designated above. The undersigned recognizes that the Offerors have no obligation, pursuant to the “Special Payment Instructions,” to transfer any Class A Shares from the name of the registered holder thereof if Purchaser does not accept for payment and purchase any of the Class A Shares so tendered.
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Class A Shares accepted for payment and purchase and/or Certificates not tendered or not accepted for payment and purchase are to be issued in the name of someone other than the undersigned.
Issue check and/or Certificates to: Name:
(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification No. (e.g., Social Security No.)) (Also complete, as appropriate, IRS Form W-9 included below)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Class A Shares accepted for payment and purchase and/or Certificates evidencing Class A Shares not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.
Mail check and/or Certificates to:
Name:
(Please Print)
Address:

(Include Zip Code)

IMPORTANT
SHAREHOLDERS: YOU MUST SIGN BELOW
(U.S. Holders: Please complete and return the IRS Form W-9 included below)
(Non-U.S. Holders: Please obtain, complete and return appropriate IRS Form W-8)
(Signature(s) of Holder(s) of Class A Shares)
By:

Dated:

Name(s):

(Please Print)
Capacity (Full Title) (See Instruction 5):

Address:

(Include Zip Code)
Area Code and Telephone No.:

Tax Identification No. (e.g., Social Security No.)
(See IRS Form W-9 included below):

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)
(If Required — See Instructions)
[Place Stamp Here]
Authorized Signature:

Name:

Name of Firm:

Address:

(Include Zip Code)
Area Code and Telephone No.:

Dated:      , 2024

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1.   Guarantee of Signatures.   No signature guarantee is required on this Letter of Transmittal: (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of Class A Shares) of Class A Shares tendered herewith, unless such registered holder has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal; or (b) if such Class A Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, including those referred to above, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
2.   Requirements of Tender.   No alternative, conditional or contingent tenders will be accepted. In order for Class A Shares to be validly tendered pursuant to the Offer, one of the following procedures must be followed:
For Class A Shares represented by share certificates, the Certificates representing tendered Class A Shares, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Time.
For Class A Shares held in book-entry form, either a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or an Agent’s Message (as defined in Section 3 of the Offer to Purchase) in lieu of this Letter of Transmittal, and any other required documents, must be received by the Depositary at the appropriate address set forth on the front page of this Letter of Transmittal, and such Class A Shares must be delivered according to the book-entry transfer procedures (as set forth in Section 3 of the Offer to Purchase) and a timely confirmation of a book-entry transfer of Class A Shares into the Depositary’s account at DTC (a “Book-Entry Confirmation”) must be received by the Depositary, in each case before the Expiration Time.
The method of delivery of Class A Shares, this Letter of Transmittal, and all other required documents, including delivery through DTC, is at the election and risk of the tendering shareholder. Class A Shares will be deemed delivered (and the risk of loss of Certificates will pass) only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
No fractional Class A Shares will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment and purchase of Class A Shares.
3.   Inadequate Space.   If the space provided herein is inadequate, Certificate numbers, the number of Class A Shares represented by such Certificates and/or the number of Class A Shares tendered should be listed on a separate signed schedule attached hereto.
4.   Partial Tenders (Not Applicable to Shareholders who Tender by Book-Entry Transfer).   If fewer than all the Class A Shares represented by any Certificate delivered to the Depositary are to be tendered, fill in the number of Class A Shares which are to be tendered in the box entitled “Total Number of Class A Shares Tendered.” In such case, a new Certificate for the remainder of the Class A Shares represented by the old Certificate but not accepted for payment and purchase pursuant to the Offer (including as a result of any necessary proration as described in the Offer to Purchase) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Class A Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.   Signatures on Letter of Transmittal; Stock Powers and Endorsements.
(a)   Exact Signatures.   If this Letter of Transmittal is signed by the registered holder(s) of the Class A Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.
(b)   Joint Holders.   If any of the Class A Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
(c)   Different Names on Certificates.   If any of the Class A Shares tendered hereby are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.
(d)   Endorsements.   If this Letter of Transmittal is signed by the registered holder(s) of the Class A Shares tendered hereby, no endorsements of Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Class A Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.
(e)   Stock Powers.   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Class A Shares tendered hereby, Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates for such Class A Shares. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.
(f)   Evidence of Fiduciary or Representative Capacity.   If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.
6.   Share Transfer Taxes.   Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all share transfer taxes with respect to the transfer and sale of any Class A Shares to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income taxes or withholding taxes). If, however, consideration is to be paid to, or if Certificate(s) for Class A Shares not tendered or not accepted for payment and purchase are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Certificate(s) for Class A Share(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, Purchaser will not be responsible for any share transfer or other taxes required by reason of the payment to a person other than the registered holder of such Class A Shares (whether imposed on the registered holder(s) or such other person(s) or otherwise) payable on account of the transfer to such other person(s) and no consideration shall be paid in respect of such Class A Share(s) unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.
7.   Special Payment and Delivery Instructions.   If a check is to be issued for the purchase price of any Class A Shares tendered by this Letter of Transmittal in the name of, and, if appropriate, Certificates for Class A Shares not tendered or not accepted for payment and purchase are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.
8.   Backup Withholding.   Under U.S. federal income tax laws, payments made to certain shareholders or other payees pursuant to the Offer by the Depositary may be subject to U.S. backup withholding. To avoid such backup withholding, a tendering shareholder that is a United States person as defined for U.S. federal income tax purposes (a “United States person”), and, if applicable, each other payee that is a United States person, is required to: (a) provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, which is included herein, and to certify, under penalty of perjury, that such number is correct and that such shareholder or payee is not subject to backup withholding of U.S. federal income tax; or (b) otherwise establish a basis for exemption from backup withholding. In general, if the payee is an individual, the TIN is generally his or her Social Security number. Failure to provide the information on the IRS Form W-9 may subject the tendering shareholder or payee to backup withholding at the applicable rate (currently 24%), and such shareholder or payee may be subject to a penalty imposed by the IRS. See the enclosed IRS Form W-9 and the instructions thereto for additional information.
Certain shareholders or payees (including, among others, corporations) are not subject to backup withholding and other reporting requirements. Exempt shareholders or payees that are United States persons should furnish their TIN, entering the appropriate “exempt payee code” box(es) on the form and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding.
A shareholder or other payee that is not a United States person will generally not be subject to backup withholding if the shareholder or other payee: (a) provides the Depositary with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such shareholder’s or payee’s foreign status; or (b) otherwise establishes an exemption from backup withholding. An appropriate IRS Form W-8 may be obtained from the Depositary or the IRS website, https://www.irs.gov/forms-instructions by clicking on “List All Current Forms & Instructions.” Each payee that is not a United States person is urged to consult his, her or its tax advisor for more information.
Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS if eligibility is established and appropriate procedure is followed. Each payee is encouraged to consult his, her or its tax advisor for further guidance regarding the completion of IRS Form W-9 or the appropriate version of IRS Form W-8, as applicable, to claim exemption from backup withholding, including which version of IRS Form W-8 should be provided to the Depositary.
Failure to complete and return the IRS Form W-9 or the appropriate IRS Form W-8 may result in backup withholding of a portion of any payments made to you pursuant to the merger. United States persons should review the “General Instructions” on the enclosed IRS Form W-9 for additional details.
9.   Irregularities.   Purchaser will determine, in its sole discretion, all questions as to the form and validity (including time of receipt) of any notice of withdrawal, and such determination will be final and binding to the fullest extent permitted by law, subject to the rights of holders of Class A Shares to challenge such determination with respect to their Class A Shares in a court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders determined by us not to be in proper form or the acceptance for payment of which may, in our opinion, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Class A Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. No tender of Class A Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to our satisfaction. None of Purchaser or any of its respective affiliates or assigns, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or incur any liability for failure to give any such notice. Subject to applicable law as applied by a court of competent jurisdiction, the terms of the Transaction Agreement and the rights of holders of Class A Shares to challenge such interpretation with respect to their Class A Shares in a court of competent jurisdiction, our interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding.
10.   Questions and Requests for Additional Copies.   The Information Agent may be contacted at the address and telephone number set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.
11.   Lost, Stolen, Destroyed or Mutilated Certificates.   If any Certificate has been lost, stolen, destroyed or mutilated, the shareholder should promptly notify the Transfer Agent toll-free at +1 (800) 736 3001. The shareholder will then be instructed as to the steps that must be taken in order to replace such Certificates. You may be required to post a bond to secure against the risk that the Certificate(s) may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen Certificates have been followed.
Certificates evidencing tendered Class A Shares, or a Book-Entry Confirmation into the Depositary’s account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (as defined in Section 3 of the Offer to Purchase) (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received before the Expiration Time.

The Depositary for the Offer is:
Computershare Trust Company, N.A.
By Mail:	If Delivering via UPS or FedEx:
Computershare Trust Company, N.A. c/o Voluntary Corp Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021
The Information Agent may be contacted at its address and telephone number listed below for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal, and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.
The Information Agent for the Offer is:

1290 Avenue of the Americas, 9th Floor New York, NY 10104
Shareholders, Banks and Brokers Call : (888) 275-7781 (domestic) (781) 236-4943 (international) Email: manchesterunited@georgeson.com

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person** ▶ | **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.